UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 27, 2014

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2014, Marsh & McLennan Companies, Inc. (the “Company”) entered into an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $600,000,000 aggregate principal amount of its 3.500% senior notes due 2024 (the “Notes”).

The Notes are being offered and sold pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-183214) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 10, 2012, and a prospectus supplement dated May 27, 2014.

The Notes are expected to be issued on May 30, 2014, subject to certain customary conditions. The Notes will be issued pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by a Fourth Supplemental Indenture by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 8.01	Other Events

On May 27, 2014, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated May 27, 2014, among Marsh & McLennan Companies, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein.

4.1	Form of Fourth Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Notes (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on May 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Lucy Fato
Name:	Lucy Fato
Title:	Deputy General Counsel and Corporate Secretary

Date: May 30, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated May 27, 2014, among Marsh & McLennan Companies, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several Underwriters named therein.

4.1	Form of Fourth Supplemental Indenture between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of Notes (included as an exhibit to Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on May 27, 2014.

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